CLASS A CUSIP 55262TCY7                                        Exhibit 20.31
CLASS B CUSIP 55262TCZ4

FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

SERIES 1997-N

MBNA AMERICA BANK, NATIONAL ASSOCIATION


MBNA MASTER CREDIT CARD TRUST II
____________________________________________

MONTHLY PERIOD ENDING JANUARY 31, 1998
____________________________________________


The information which is required to be prepared with respect to the Distribution Date of February 17, 1998, and with respect to the performance of the trust during the month of January, 1998 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Monthly
    Distribution to Certificateholders (Stated on the Basis of $1,000 Original Certificate Principal Amount).


    1.  The amount of distribution in respect
        of Class A Monthly Principal                     $0.000000
                                                          -----------------

    2.  The amount of distribution in respect
        of Class B Monthly Principal                     $0.000000
                                                          -----------------

    3.  The amount of distribution in respect
        of Collateral Monthly Principal                  $0.000000
                                                          -----------------

    4.  The amount of distribution in respect
        of Collateral Monthly Interest                   $11.485367
                                                          -----------------

    5.  The amount of distribution in respect
        of any accrued and unpaid Collateral
        Monthly Interest                                 $0.000000
                                                          -----------------



B. Information Regarding the current Monthly Accumulation into the Interest Funding Account (Stated on the Basis of $1,000 Original Certificate Principal Amount).

    1.  The amount of the current monthly
        accumulation in respect of Class A
        Monthly Interest                                 $11.620486
                                                          -----------------
    2.  The amount of the current monthly
        accumulation in respect of Class A
        Deficiency Amounts                               $0.000000
                                                          -----------------
    3.  The amount of the current monthly
        accumulation in respect of Class A
        Additional Interest                              $0.000000
                                                          ----------------
    4.  The amount of the current monthly
        accumulation in respect of Class B
        Monthly Interest                                 $11.931597
                                                          -----------------
    5.  The amount of the current monthly
        accumulation in respect of Class B
        Deficiency Amounts                               $ 0.000000
                                                          -----------------
    6.  The amount of the current monthly
        accumulation in respect of Class B
        Additional Interest                              $0.000000
                                                          -----------------


C.  Information Regarding the Current Quarterly Interest Distribution

    1.  The total amount of distribution from
        the Interest Funding Account                     $9,695,054.69
                                                          -----------------
    2.  The amount of the current quarterly
        interest distribution in respect of
        Class A                                          $8,889,671.88
                                                          -----------------
    3.  The amount of the current quarterly
        interest distribution in respect of
        Class A set forth in 2 above per $1,000
        of original certificate principal
        amount                                           $  11.620486
                                                          -----------------
    4.  The amount of the current quarterly
        interest distribution in respect of
        Class B                                          $805,382.81
                                                          -----------------
    5.  The amount of the current quarterly
        interest distribution in respect of
        Class B set forth in 4 above per $1,000
        of original certificate principal
        amount                                           $  11.931597
                                                          -----------------



D.  Information Regarding the Performance of the Trust

    1.  Collection of Principal Receivables

        (a)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period
             which were allocated in respect of
             the Class A Certificates                    $156,553,342.56
                                                          -----------------

        (b)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period
             which were allocated in respect of
             the Class B Certificates                    $13,813,529.89
                                                          -----------------

        (c)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period
             which were allocated in respect of
             the Collateral Interest                     $13,813,529.89
                                                          -----------------

    2.  Principal Receivables in the Trust

        (a)  The aggregate amount of Principal
             Receivables in the Trust as of the
             end of the day on the last day of
             the related Monthly Period                  $34,907,536,752.65
                                                          -----------------

        (b)  The amount of Principal Receivables
             in the Trust represented by the
             Investor Interest of Series 1997-N
             as of the end of the day on the last
             day of the related Monthly Period           $900,000,000.00
                                                          -----------------

        (c)  The amount of Principal Receivables
             in the Trust represented by the
             Adjusted Investor Interest of Series
             1997-N as of the end of the day on the
             last day of the related Monthly Period      $900,000,000.00
                                                          -----------------

        (d)  The amount of Principal Receivables
             in the Trust represented by the
             Class A Investor Interest as of
             the end of the day on the last day of
             the related Monthly Period                  $765,000,000.00
                                                          -----------------

        (e)  The amount of Principal Receivables
             in the Trust represented by the
             Class A Adjusted Investor Interest
             as of the end of the day on the last
             day of the related Monthly Period           $765,000,000.00
                                                          -----------------

        (f)  The amount of Principal Receivables
             in the Trust represented by the
             Class B Investor Interest as of
             the end of the day on the last day
             of the related Monthly Period               $67,500,000.00
                                                          -----------------

        (g)  The amount of Principal Receivables in
             the Trust represented by the Class B
             Adjusted Interest as of the end of the
             day on the last day of the related
             Monthly period                              $67,500,000.00
                                                          -----------------

        (h)  The amount of Principal Receivables in
             the Trust represented by the Collateral
             Interest as of the end of the day on the
             last day of the related Monthly period      $67,500,000.00
                                                          -----------------

        (i)  The Floating Investor Percentage with
             respect to the period:

             December 9, 1997 through December 31, 1997                2.65%
             January 1, 1998 through January 31, 19982.58%


        (j)  The Class A Floating Allocation
             with respect to the related Monthly
             Period0.850000
                                                                 ----------

        (k)  The Class B Floating Allocation
             with respect to the related Monthly
             period                                               0.075000
                                                                 ----------

        (l)  The Collateral Floating Allocation
             with respect to the related Monthly
             Period                                              0.075000
                                                                 ----------

        (m)  The Fixed Investor Percentage with
             respect to the related Monthly Period               N/A
                                                                 ----------

        (n)  The Class A Fixed Allocation with
             respect to the related Monthly Period               N/A
                                                                 ----------



        (o)  The Class B Fixed Allocation with
             respect to the related Monthly Period               N/A
                                                                 ----------

        (p)  The Collateral Fixed Allocation with
             respect to the related Monthly Period               N/A
                                                                 ----------

    3.  Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                              Percentage     Aggregate
                                               of Total       Account
                                             Receivables      Balance


        (a)  35 - 64 days:                     1.84%      653,661,183.17
                                               -------   -----------------
        (b)  65 - 94 days:                     0.94%      334,101,494.73
                                               -------   -----------------
        (c)  95 - 124 days:                    0.68%      240,798,243.71
                                               -------   -----------------
        (d)  125 -  154 days:                  0.55%      197,167,573.90
                                               -------   -----------------
        (e)  155 or more days:                 0.84%      296,756,619.43
                                               -------   -----------------

                                       Total   4.85%    1,722,485,114.94
                                               -------   -----------------

    4.  Investor Default Amount


        (a)  The Aggregate Investor Default Amount
             for the related Monthly Period              $5,753,510.72
                                                          -----------------

        (b)  The Class A Investor Default Amount
             for the related Monthly Period              $4,890,484.16
                                                          -----------------

        (c)  The Class B Investor Default Amount
             for the related Monthly Period              $431,513.28
                                                          -----------------

        (d)  The Collateral Default Amount for
             the related Monthly Period                  $431,513.28
                                                          -----------------

    5.  Investor Charge Offs


        (a)  The aggregate amount of Class A
             Investor Charge Offs for the related
             Monthly Period                              $   0.00
                                                          -----------------


        (b)  The aggregate amount of Class A
             Investor Charge Offs set forth in
             5 (a) above per $1,000 of original
             certificate principal amount                $   0.000000
                                                          -----------------

        (c)  The aggregate amount of Class B
             Investor Charge Offs for the related
             Monthly Period                              $   0.00
                                                          -----------------

        (d)  The aggregate amount of Class B
             Investor Charge Offs set forth in
             5 (c) above per $1,000 of original
             certificate principal amount                $   0.000000
                                                          -----------------

        (e)  The aggregate amount of Collateral
             Charge Offs for the related Monthly
             Period                                      $   0.00
                                                          -----------------

        (f)  The aggregate amount of Collateral
             Charge Offs set forth in 5 (e) above
             per $1,000 of original certificate
             principal amount                            $   0.000000
                                                          -----------------

        (g)  The aggregate amount of Class A
             Investor Charge Offs reimbursed on
             the Transfer Date immediately pre-
             ceding this Distribution Date               $   0.00
                                                          -----------------

        (h)  The aggregate amount of Class A
             Investor Charge Offs set forth in 5 (g)
             above per $1,000 original certificate
             principal amount reimbursed on the
             Transfer Date immediately preceding
             this Distribution Date                      $   0.000000
                                                          -----------------

        (i)  The aggregate amount of Class B
             Investor Charge Offs reimbursed on
             the Transfer Date immediately pre-
             ceding this Distribution Date               $   0.00
                                                          -----------------

        (j)  The aggregate amount of Class B
             Investor Charge Offs set forth in
             5 (i) above per $1,000 original
             certificate principal amount
             reimbursed on the Transfer Date
             immediately preceding this
             Distribution Date                           $   0.000000
                                                          -----------------

        (k)  The aggregate amount of Collateral
             Charge Offs reimbursed on the Transfer
             Date immediately preceding this
             Distribution Date                           $   0.00
                                                          -----------------

        (l)  The aggregate amount of Collateral
             Charge Offs set forth in 5 (k) above
             per $1,000 original certificate
             principal amount reimbursed on the
             Transfer Date immediately preceding
             this Distribution Date                      $   0.000000
                                                          -----------------

    6.  Investor Servicing Fee

        (a)  The amount of the Class A Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period                                      $1,381,250.00
                                                          -----------------

        (b)  The amount of the Class B Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period                                      $121,875.00
                                                          -----------------

        (c)  The amount of the Collateral Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period                                      $121,875.00
                                                          -----------------

        (d)  The amount of Servicer Interchange payable
             by the Trust to the Servicer for the
             related Monthly Period                      $975,000.00
                                                          -----------------

    7.  Reallocations

        (a)  The amount of Reallocated Collateral
             Principal Collections with respect to
             this Distribution Date                      $   0.00
                                                          -----------------

        (b)  The amount of Reallocated Class B
             Principal Collections with respect to
             this Distribution Date                      $   0.00
                                                          -----------------

        (c)  The Collateral Interest as of the
             close of business on this Distribution
             Date                                        $67,500,000.00
                                                          -----------------


        (d)  The Class B Investor Interest as of the
             close of business on this Distribution
             Date                                        $67,500,000.00
                                                          -----------------

        (e)  The Class B Adjusted Investor Interest as
             of the close of business on this Distribution
             Date                                        $67,500,000.00
                                                          -----------------

8.  Principal Funding Account


        (a)  The principal amount on deposit in
             the Principal Funding Account on
             the related Transfer Date (after taking
             into account deposits on such date
             but prior to withdrawals)                   $   0.00
                                                          -----------------

        (b)  The Accumulation Shortfall with
             respect to the related Monthly
             Period                                      $   0.00
                                                          -----------------

        (c)  The Principal Funding Investment
             Proceeds deposited in the Finance
             Charge Account on the related
             Transfer Date to be treated as Class
             A Available Funds                          $   0.00
------------------

        (d)  The Principal Funding Investment
             Proceeds deposited in the Finance
             Charge Account on the related
             Transfer Date to be treated as Class
             B Available Funds                           $   0.00
                                                          -----------------

        (e)  The amount of all or a portion of the
             Reserve Draw Amount deposited in the
             FinanceCharge Account on the
             related Transfer Date from the
             Reserve Account                             $   0.00
                                                          -----------------

             (1)  The Reserve Draw Amount deposited
                  in the FinanceCharge Account to be
                  treated as Class A Available Funds     $   0.00
                                                          -----------------

             (2)  The Reserve Draw Amount deposited
                  in the FinanceCharge Account to be
                  treated as Class B Available Funds     $   0.00
                                                          -----------------



        (f)  Interest Earnings on funds on deposit
             in the Reserve Account deposited in the
             Finance Charge Account on the related
             Transfer Date                               $   0.00
                                                          -----------------


    9. Interest Funding Account

       (a)   The aggregate amount on deposit in
             the Interest Funding Account on
             the related Transfer Date (after taking
             into account deposits on such date
             but prior to withdrawals)                   $9,695,054.69
                                                          -----------------

       (b)   The aggregate amount deposited into
             the Interest Funding Account with
             respect to the Class A Certificates
             on the related Transfer Date                $8,889,671.88
                                                          -----------------

       (c)   The aggregate amount deposited into
             the Interest Funding Account with
             respect to the Class B Certificates
             on the related Transfer Date                $805,382.81
                                                          -----------------

       (d)   The Interest Funding Investment
             Proceeds deposited in the Finance
             Charge Account on the related
             Transfer Date                               $   0.00
                                                          -----------------

    10.  Available Funds

       (a)   The amount of Class A Available Funds
             on deposit in the Finance Charge Account
             on the related Transfer Date                $18,468,855.82
                                                          -----------------

       (b)   The amount of Class B Available Funds
             on deposit in the Finance Charge Account
             on the related Transfer Date                $1,629,604.84
                                                          -----------------

       (c)   The amount of Collateral Available
             Funds on deposit in the Finance Charge
             Account on the related Transfer Date        $1,629,604.84
                                                          -----------------



    11.  Collection of Finance Charge Receivables

       (a)   The aggregate amount of Collections
             of Finance Charge Receivables and Annual
             Membership Fees processed during the
             related Monthly Period, allocated
             in respect of the Class A Certificates      $19,297,605.82
                                                          -----------------

       (b)   The aggregate amount of Collections of
             Finance Charge Receivables and Annual
             Membership Fees processed during the
             related Monthly Period which were
             allocated in respect of the Class B
             Certificates                                $1,702,729.84
                                                          -----------------

       (c)   The aggregate amount of Collections of
             Finance Charge Receivables and Annual
             Membership Fees processed during the
             related Monthly Period which were
             allocated in respect of the Collateral
             Interest                                    $1,702,729.84
                                                          -----------------


    12.  Portfolio Yield


       (a)   The Portfolio Yield for the related
             Monthly Period                                          13.04%
                                                                   --------

       (b)   The Portfolio Adjusted Yield                          N/A
                                                                   --------

E. Floating Rate Determinations


    LIBOR rates for the related Interest Period:
    Class A and Class B determination -                        5.90625%
                                                                 ----------
    Collateral Interest determination -
          December 9, 1997 through January 13, 1998                 5.96875%
                                                                 ----------
          January 14, 1998 through February 12, 19985.58594%
                                                                 ----------





                                            MBNA AMERICA BANK,
                                            NATIONAL ASSOCIATION,
                                            Servicer


Bruce Crescenzo

                                            By:___________________________
                                            Name:   Bruce Crescenzo
                                            Title:  Vice President


1997-N